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                        EIGHTH AMENDMENT TO COMMERCIAL LEASE

     THIS EIGHTH AMENDMENT TO COMMERCIAL LEASE ("EIGHTH AMENDMENT") is made this 24th day of July, 1997, between Full Circle Partnership III Ltd. (hereinafter referred to as "Landlord") and Spectranetics Corporation, (hereinafter referred to as "Tenant").

1.   TERM:     The termination date of the lease shall be extended to
               December 31, 2000.

2.   RENT:     Monthly base rental to be -   1998 - $12,189.00
                                             1999 - $12,798.10
                                             2000 - $13,438.00

3.   OPTION:   Tenant shall have the right to extend this lease for an
additional Two (2) year period ending December 31, 2002. Option shall be exercised by Tenant giving written notice to Landlord no later than September 30, 2000. Monthly base rent for the option period shall be: 2001 - $14,310.00, and 2002 - $14,816.00.

4.   HVAC:     Landlord agrees that Tenant will not be responsible for the repair or replacement of HVAC units, except as included in NNN charges, during the term of this lease.

5. LEASE PROVISIONS: All terms, conditions and assignments of the lease and amendments one through seven shall remain the same except for the above items one, two, three, and four.


LANDLORD
Full Circle Partnership III


By:   (signed) J. Braxton Carter
      --------------------------
Its:  General Partner
Date: 12/3/97



TENANT
Spectranetics Corporation


By:   (signed) Lawrence E. Martel
      --------------------------
Its:  Vice President
Date  7/28/97